                                                                     Exhibit 3.3

    STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILLED 09:00 AM 07/07/1997
   971223423 - 0797184

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                   * * * * *

      Costain Coal Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That by unanimous written consent of the Board of Directors of Costain Coal Inc., pursuant to Section 141 of the General Corporation Law of the State of Delaware, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that such amendment be submitted to the sole stockholder of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that the Board of Directors of the Corporation hereby declare it advisable that the Certificate of Incorporation of the Corporation be amended, effective at 8:00 a.m. Eastern Standard Time on July 21, 1997, to change the name of the Corporation from Costain Coal Inc., its present name, to Lodestar Energy, Inc.: and to that end, Article 1 thereof be changed to read as follows: "The name of this Corporation is Lodestar Energy, Inc."

      SECOND: That thereafter, pursuant to resolution of its Board of Directors, the sole stockholder of said corporation approved the amendment, by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, to be effective at 8:00 a.m., Eastern Standard Time, on July 21, 1997.

      FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said Costain Coal Inc. has caused this certificate to be signed by John W. Hughes, its President, and R. Eberley Davis, its Assistant Secretary, on this 30th day of June, 1997.

                                        COSTAIN COAL INC.


                                        BY: /s/ John W. Hughes
                                            ---------------------------
                                             John W. Hughes
                                        ITS: President

      ATTEST:


      By: /s/ R. Eberley Davis
          ------------------------
            R. Eberley Davis
            Assistant Secretary

                               State of Delaware

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "COSTAIN COAL INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF DECEMBER, A.D. 1994, AT 10 O'CLOCK A.M.


[Seal of the Secretary of               /s/ Edward J. Freel
State of the State of Delaware]         ----------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:

                                                            9071282

                                                  DATE:     05-08-98

0797184    8100
981177800

                                                                        12-19-94

                   CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                      AND

                               REGISTERED OFFICE

                                   * * * * *

      COSTAIN COAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      The present registered agent of the corporation is THE PRENTICE-HALL CORPORATION SYSTEM, INC. and the present registered office of the corporation is in the county of Kent

      The Board of Directors of COSTAIN COAL INC. adopted the following resolution on the 29 day of NOV., 1994.

      Resolved, that the registered office of COSTAIN COAL INC. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, COSTAIN COAL INC. has caused this statement to be signed by George Oberg, its Vice President, and attested by Stephen W. Castle, its Asst. Sec. this 29 day of NOV., 1994.


                                          By /s/ George E. Oberg
                                             ---------------------------

ATTEST:


By /s/ Stephen W. Castle
   ---------------------------

(DEL. - 264 - 5/14/90)

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 12:31 PM 12/31 1991
                                                          913655234 - 0797184

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                             BTU OPERATING COMPANY
                            (a Delaware corporation)

                                      INTO

                           COSTAIN COAL HOLDINGS INC.
                            (a Delaware corporation)

      Pursuant to Section 253 of the General Corporation Law of the State of Delaware, it is hereby certified that:

      1. Costain Coal Holdings Inc. (hereinafter sometimes referred to as the "Corporation") is a business corporation of the State of Delaware.

      2. The Corporation is the owner of all of the outstanding shares of each class of the stock of BTU Operating Company, which is also a business corporation of the State of Delaware.

      3. On December 27, 1991, the Board Of Directors of the corporation adopted the following resolutions to merge BTU Operating Company into the Corporation:

            RESOLVED that BTU Operating Company be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of BTU Operating Company be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by BTU Operating Company in its name.

            RESOLVED that this Corporation shall assume all of the obligations of BTU Operating Company.

            RESOLVED that upon the effective time of this merger, this Corporation shall change its name to "Costain Coal Inc."

            RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

      4. The effective time of the merger herein provided shall be at 2:00 p.m., Eastern standard time, on December 31, 199l.

Dated: December 30, 1991.

                                        COSTAIN COAL HOLDINGS INC.


                                        By: /s/ Gordon Haworth
                                            ---------------------------
                                            Title: President
                                                   --------------------


                                        By: /s/ Jeannie M. Skepnek
                                            ---------------------------
                                            Title: Asst. Secy.
                                                   --------------------

Attest:

/s/ Jeannie M. Skepnek
-------------------------
Title: Asst. Secy.
       ------------------

                                                                    FILED
                                                                    10 AM
                                                                 AUG 10 1989


                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

      PYRO ENERGY CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "GCL"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of PYRO ENERGY CORP. acting by written consent pursuant to Section 141(f) of the GCL, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the proposed amendment be presented for the approval of the sole stockholder of said corporation. The resolution setting forth the proposed amendment reads as follows:

            RESOLVED, that in the judgment of the Board of Directors of this Corporation it is deemed advisable to amend the Certificate of Incorporation of this Corporation so as to change the name of this Corporation from Pyro Energy Corp., its present name, to Costain Coal Holdings Inc., and to that end, to amend Article FIRST of the Certificate of Incorporation to read as follows:

                  "The name of the Corporation is Costain Coal Holdings Inc."

      SECOND: That the sole stockholder of said corporation, acting by written consent pursuant to Section 228 of the GCL, adopted said amendment and the wording of Article FIRST as amended is as set forth in the directors' resolution in the paragraph above.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the GCL.

      IN WITNESS WHEREOF, PYRO ENERGY CORP. has caused this certificate to be signed by Charles W. Schulties, President and Chief Executive Officer, and attested by Charles H. Arbaugh, Secretary, effective this 7 day of August, 1989.

                                        PYRO ENERGY CORP.


                                        By: /s/ CW Schulties
                                            ------------------------------------
                                            Name:  Charles W. Schulties
                                            Title: President and Chief
                                                   Executive Officer

Attested:


/s/ Charles H. Arbaugh
-----------------------------
Charles H. Arbaugh, Secretary

                                                                    FILED

                                                             JUL 31 1989 8:30 AM


                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                           COSTAIN INVESTMENTS, INC.

                                      INTO

                               PYRO ENERGY CORP.

                            -------------------------

      COSTAIN INVESTMENTS, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, pursuant to Sections 103 and 253 of the General Corporation Law of the State of Delaware (the "GCL"),

      DOES HEREBY CERTIFY:

      FIRST: That the Company was incorporated on the 2nd day of June, 1989, pursuant to the GCL.

      SECOND: That the Company owns at least ninety percent of the outstanding shares of common stock of PYRO ENERGY CORP., a Delaware corporation originally incorporated under New York law on the 19th day of November, 1969, reorganized under Delaware law on the 19th day of December, 1973, and renamed Pyro Energy Corp. on the 15th day of December, 1981 ("Pyro Energy" or the "Surviving Corporation") and Pyro Energy has no other class of stock outstanding.

      THIRD: That the Board of Directors of the Company, acting pursuant to
Section 141(f) of the GCL without the formality of a meeting, consented to the adoption of the following resolutions, and pursuant to such resolutions, determined to merge the Company with and into Pyro Energy pursuant to Section 253 of the GCL:

      RESOLVED, that Costain Investments, Inc. (the "Company") merge, and it hereby does merge itself, with and into Pyro Energy Corp. ("Pyro Energy" or the "Surviving Corporation"), which shall assume all of the obligations of the Company in accordance with Section 259 of the General Corporation Law of the State of Delaware (the "GCL"); and

      FURTHER RESOLVED, that the merger shall become effective upon filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware (the "Effective Time"); and

      FURTHER RESOLVED, that the terms and conditions of the merger are as follows:

            (1) At the Effective Time, each share of Common Stock, par value $.l0 per share (the "Shares") of Pyro Energy issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into the right to receive $12.00 in cash. All Shares, by virtue of the merger and without any action on the part of the holders thereof, shall cease to exist, and each holder of a certificate representing any such Shares shall thereafter cease to have any rights with respect to such Shares, except the right of holders to receive cash for any such certificate upon surrender to the Company or the right, if any, to receive payment from the Surviving Corporation of the "fair value" of such Shares as determined in accordance with Section 262 of the GCL.

            (2) At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time and owned by the Company, Costain Group PLC, any direct or indirect subsidiary thereof, Pyro Energy or any direct or indirect subsidiary thereof, and each Share issued and held in Pyro Energy's treasury immediately prior to the Effective Time, shall, by virtue of the merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled and retired without payment of any consideration therefor and shall cease to exist.

            (3) At the Effective Time, each share of capital stock of the Company issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the Company or the holders of such shares, be converted into one Share of the same class of capital stock of the Surviving Corporation; and

      FURTHER RESOLVED, that the Certificate of Incorporation of the Surviving Corporation, with such amendments as are effected by the Merger, is attached to these resolutions as Exhibit A and shall be attached to the Certificate of Ownership and Merger setting forth a copy of these resolutions as Exhibit A, and as so amended, shall constitute the Certificate of Incorporation, as amended, of the Surviving Corporation; and

      FURTHER RESOLVED, that the proposed merger shall be submitted to Costain Holdings Inc., the sole stockholder of the Company, to be considered and adopted by consent in lieu of meeting pursuant to Section 228 of the GCL; and upon the execution of such consent in lieu of meeting by the sole stockholder of the outstanding stock of the Company entitled to vote thereon, the merger shall be approved; and

      FURTHER RESOLVED, that, pursuant to Section 262(d) (2) of the GCL, the proper officers of the Surviving Corporation be and they hereby are directed, within 10 days after the Effective Time, to notify each stockholder of record immediately prior to the merger of Pyro Energy entitled to notice, that the merger has become effective and that appraisal rights are available for any or all the Shares and to do all acts and things whatsoever, and to sign such instruments, as may be necessary or proper in accordance with Section 262 of the GCL; and

      FURTHER RESOLVED, that the by-laws of the Company in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation from and after the Effective Time, until duly amended in accordance with their terms and the GCL; and

      FURTHER RESOLVED, that the directors of the Company and the officers of Pyro Energy immediately prior to the Effective Time shall, from and after the Effective Time, be and remain the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's certificate of incorporation and by-laws; and

      FURTHER RESOLVED, that the proper officers of the Company be and hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions authorizing the Company to merge itself with and into Pyro Energy and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware and a certified copy recorded in the Office of the Recorder of Deeds in the County of Delaware in which the registered offices of Pyro Energy and the Company are located, and to do all acts and things whatsoever, and to sign such instruments, whether within or without the State of Delaware, which may be in any way whatsoever necessary or proper to effect said merger.

      FOURTH: That the merger has been approved by the sole holder of the outstanding stock of the Company entitled to vote thereon by unanimous written consent in lieu of meeting pursuant to Section 228 of the GCL.

      IN WITNESS WHEREOF, Costain Investments, Inc. has caused this certificate to be signed by Gordon Haworth, its Chairman or Chester Grabowski, its President, and attested by J. M. Skepnek, its Secretary, this 31st day of July, 1989.

                                        COSTAIN INVESTMENTS, INC.


                                        By: /s/ Chester Grabowski
                                            ------------------------------------
                                            Name:  Chester Grabowski
                                            Title: President

ATTEST:


By: /s/ J. M. Skepnek
    ---------------------
    Name: J. M. Skepnek
    Title: Secretary

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION
                                       OF
                               PYRO ENERGY CORP.

      FIRST: The name of the Corporation is Pyro Energy Corp.

      SECOND: The address of the Corporation's registered office in the State of Delaware is 229 South State Street, in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

      THIRD: The nature of the business or purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1000. All of said shares are to be common stock and the par value of each such share of Common Stock shall be $.0l par value per share.

      FIFTH: The name and mailing address of the incorporator is as follows:

            Richard L. Burns
            334 West Third Street
            Suite 400
            San Bernardino, California 94201

      SIXTH: The name and mailing address of each person who is to serve as a director of the Corporation from and after the date of the Certificate of Ownership and Merger merging Costain Investments, Inc. into Pyro Energy Corp. shall be as follows, each to serve and hold office until the earliest of (a) the first annual meeting of stockholders, (b) his or her successor is elected and qualified, or (c) his or her earlier death, resignation or removal:


      Name                    Mailing Address
      -----------------       -------------------------
      Gordon Haworth          c/o Costain Holdings Inc.
                              30 South Wacker Drive
                              Suite 3920
                              Chicago, Illinois 60606

      Chester Grabowski       c/o Costain Holdings Inc.
                              30 South Wacker Drive
                              Suite 3920
                              Chicago, Illinois 60606

      SEVENTH: The Corporation is to have perpetual existence.

      EIGHTH: (1) Directors of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which a director derived an improper personal benefit.

      (2) The Corporation shall indemnify any person who was or is a party or is threatened to be a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, including all appeals (other than an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, decrees, fines, penalties, and amounts, paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      (3) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, including all appeals, by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

      (4) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (2) and (3) of this article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      (5) Except in a situation governed by subsection (4), any indemnification under subsections (2) and (3) of this article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (2) and (3) of this article. Such determination shall be made (i) by a majority vote of directors acting at a meeting at which a quorum consisting of directors who were not parties to such action, suit or proceeding is present, or (ii) if such a quorum is not obtainable, or even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. The determination required by clauses (i) and (ii) of this subsection may in either event be made by written consent of the majority required by each clause.

      (6) Expenses of each person hereunder indemnified incurred in defending a civil or criminal action, suit or proceeding or threat thereof may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

      (7) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      (8) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.

      (9) For purposes of this article, the terminology defined in Section 145(i) of Title 8 of the Delaware Code shall apply to the same terminology as used herein.

      (10) If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      (11) No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendments.

      NINTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, adopt, alter, amend or repeal the by-laws of the Corporation.

      TENTH: Meetings of the stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to the provisions of any law or regulation) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

      ELEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

      TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   727152021

                                                                      FILED

                                                                   JUN 1 1987

                                                                     10 AM


                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                  * * * * * *

      PYRO ENERGY CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That at a meeting of the Board of Directors of PYRO ENERGY CORP. held February 13, 1987 resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the proposed amendment be presented at the next annual meeting of the shareholders of said corporation for consideration thereof. The text of the amendment, which will become Article 10 of the Certificate of Incorporation, is attached hereto as Exhibit A and incorporated herein by reference.

      SECOND: That the shareholders of said corporation adopted said amendment by the following resolution at the corporation's annual meeting of shareholders held in Nashville, Tennessee on May 15, 1987:

      RESOLVED, that the shareholders of Pyro Energy Corp. hereby approve, confirm, ratify and adopt an amendment to the Certificate of Incorporation of Pyro Energy Corp. eliminating liability of directors to the corporation in certain instances and providing for corporate indemnity of officers, directors, employees, and other persons, all as set forth on Exhibit A on pages 15, 16 and 17 of the proxy statement for this annual meeting.

The Exhibit A hereto is the same Exhibit A referred to in the foregoing resolution, and said resolution was approved by a vote of a majority of the issued and outstanding shares of the corporation's common stock, $.l0 par value, the only class entitled to vote thereon.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said PYRO ENERGY CORP. has caused this certificate to be signed by C. W. Schulties, its President, and attested by C. H. Arbaugh, its Secretary, as of the 15th day of May, 1987.

                                        PYRO ENERGY CORP.


                                        By: /s/ CW Schulties
                                            -------------------------
                                            C. W. Schulties, President

ATTEST:


By: /s/ C H Arbaugh
    ---------------------------
    C. H. Arbaugh, Secretary

      (d) Rights After Successful Defense. To the extent that a director, officer or employee, or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection 2(a) or in the right of (but not by) the corporation under subsection 2(b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      (e) Other Determination of Rights. Except in a situation governed by subsection 2(d), any indemnification under subsections 2(a) or 2(b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections 2(a) or 2(b). Such determination shall be made (i) by a majority vote of directors acting at a meeting at which a quorum consisting of directors who were not parties to such action, suit or proceeding is present, (ii) if such a quorum is not obtainable (or even if obtainable and a majority of disinterested directors so directs), by independent legal counsel (compensated by the corporation) in a written opinion, or (iii) by the affirmative vote in person or by proxy of the holders of a majority of the shares entitled to vote in the election of directors.

      (f) Advances of Expenses. Expenses of each person indemnified hereunder incurred in defending a civil, criminal, administrative or investigative action, suit, or proceeding (including all appeals), or threat thereof, may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized (i) by a majority vote of directors acting at a duly constituted meeting at which a quorum consisting of directors who are not parties to such action, suit or proceeding is present, or (ii) if such quorum is not obtainable, by any majority vote of directors acting at a duly constituted meeting, in either case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee or agent, to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified under subsections 2(a) or 2(b) or otherwise. The determination required by clauses
(i) and (ii) of this subsection may in either event be made by the written consent of the majority required by each clause.

      (g) Right of Claimant to Bring Suit. If a claim under subsections 2(a) or 2(b) is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (h) Nonexclusiveness; Heirs. The indemnification and advancement of expenses provided by, or granted pursuant to the other subsections of these articles shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled as a matter of law or under any agreement, by-law, vote of shareholders, insurance policy purchased by the corporation, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      (i) Continuance of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of these articles shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (j) Purchase of Insurance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.


                                    Exhibit A
                                   Page 2 of 3

      (k) Certain Definitions. For purposes of these articles, references to "independent legal counsel" shall not include any lawyer who as a director, officer or employee of the corporation, or a professional associate of a director, officer or employee of the corporation; references to "director, officer or employee" shall include only those persons who are directors, officers, or employees of the corporation on or after the date this section is approved by the shareholders of this corporation, and all directors, officers and employees of the corporation who on or after such approval date serve at the request of the corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and references to "agents" shall include only those persons designated by a majority vote of the Board of Directors as (i) agents of the corporation, (ii) persons serving at the request of the corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, or (iii) both. In addition to the foregoing, the terminology defined in Sections l45(i) of the Delaware General Corporation Law shall apply to the same terminology as used in these articles.

      (l) Serverability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                                    Exhibit A
                                   Page 3 of 3

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

          R. L. BURNS CORP. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware. DOES HEREBY
CERTIFY:

      The present registered agent of the corporation is Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of Kent

      The Board of Directors of R. L. BURNS CORP. adopted the following resolution on the 16th day of December 1980.

            Resolved, that the registered office of R. L. BURNS CORP.
      in the state of Delaware be and it hereby is changed to No. 100 West Tenth Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

      IN WITNESS WHEREOF. R.L. BURNS CORP. has caused this statement to be signed by Robert J. Kiechlin, its Vice President and attested by Charles Arbaugh, its ____________ Secretary this 5th day of January, 1981.


                                   By /s/ Robert J. Kiechlin
                                      ----------------------
                                      Vice President
                                      Robert J. Kiechlin


By /s/ Charles Arbaugh
   ----------------------
   __________ Secretary
   Charles Arbaugh


(DEL. 284-8/7/78)

                                                                      FILED
                                                                  DEC 15, 1981
                                                                /s/ [ILLEGIBLE]
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                    * * * * *

      R. L. BURNS CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That at a meeting of the Board of Directors of R. L. BURNS CORP. held May 8, 1981 resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the proposed amendment be presented at the next meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that in the judgment of the Board of Directors of this Company, it is deemed advisable to amend the Certificate of Incorporation so as to change the name of this company from R. L. Burns Corp., its present name, to Pyro Energy Corp., and to that end, Article 1 be changed to read as follows:

            "The name of this corporation is Pyro Energy Corp."

      SECOND: That the stockholders of said corporation adopted said amendment by resolution at a meeting held in Nashville, Tennessee on December 15, 1981 and the wording of Article 1 as amended is as set forth in the director's resolution in the First paragraph above. The resolution in the First paragraph above was adopted by a vote of a majority of the issued and outstanding shares of Common Stock, the only class entitled to vote thereon.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


                                       -1

     IN WITNESS WHEREOF, said R. L. BURNS CORP. has caused this certificate to be signed by C. W. Schulties, its President, and attested by C. H. Arbaugh, its Secretary, this 15th day of December, 1981.


                                    R.L. BURNS CORP.


                                    By /s/ C. W. Schulties
                                       --------------------------------
                                         C. W. Schulties, President


ATTEST:


By /s/ C. H. Arbaugh
   -------------------------
    C. H. Arbaugh, Secretary


                                       -2

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


           Charles W. Schulties and John Cavins certify:

            1. That they are the President and Assistant Secretary, respectively, of R. L. Burns Corp., a Delaware corporation.

            2. That at a meeting of the Board of Directors of said corporation duly held at Denver, Colorado on October 23, 1979, the following resolution solely to increase to 25,000,000 shares the number of authorized shares of Common Stock, par value $.lO per share, of the corporation was adopted:

            "BE IT RESOLVED, that Article 4 of the Company's Certificate of Incorporation be amended in pertinent part to read as follows:

                                    ARTICLE 4

            The number of shares which this corporation shall have authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any within a class is as follows:

                                                         Par Value Per
                                                       Share or Statement
                                                          That Shares
                                         Number of        Are Without
         Class     Series (if any)        Shares           Par Value
         ------    ---------------      ----------     ------------------
         Common         None            25,000,000            $.10

            3. That the Stockholders of said corporation adopted said amendment by resolution, at a meeting held at Denver, Colorado, on December 11, 1979 and the wording of Article 4, as amended in pertinent part, is as set forth in the directors' resolution in Paragraph 2 above. The resolution in Paragraph 2 above was adopted by the vote of a majority of the number of issued and outstanding shares of Common Stock, the only class of stock entitled to vote thereon.

            4. That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

                DATED:  January 21, 1980


                                       /s/ Charles W. Schulties
                                       -----------------------------------
                                       Charles W. Schulties, President


ATTEST:


/s/ John Cavins
----------------------------
John Cavins, Assistant
  Secretary


STATE OF INDIANA               )
                               ) ss.
COUNTY OF Vanderburgh          )

      Before me Charlette F. Walts, a notary public, resident of the County of Vanderburgh, Indiana, this 21st day of January, 1980, personally appeared R. L. Burns Corp. by Charles W. Schulties and John Cavins, its President and Assistant Secretary, respectively, and acknowledged the execution of the foregoing instrument.


                                        /s/ Charlette F. Walts
                                        -------------------------
                                           Notary Public

[SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


           Kenneth M. Poovey and Otto E. Sorensen certify:

            1. That they are the President and Assistant Secretary, respectively, of R. L. Burns Corp., a Delaware corporation.

            2. That at a meeting of the Board of Directors of said corporation, duly held at San Diego, California on November 23, 1977, the following resolution was adopted:

           "RESOLVED, Article 4 of the Certificate of Incorporation of this Corporation is hereby amended to read in full as follows:

                                    ARTICLE 4

           The number of shares which this Corporation shall have authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any within a class is as follows:

                                                           Par Value
                                                          or Statement
                                                          That Shares
                                         Number of        Are Without
      Class        Series (if any)        Shares           Par Value
      ---------   ---------------       ----------        ------------
      Preferred   To be issued in       5,000,000            $.10
                  series

      Common      None                 20,000,000            $.10

           The powers, preferences and rights, and the qualifications, limitations or restrictions thereof relating to the Preferred Stock and the Common Stock are:

      The Preferred Stock:

            (1) The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the board of directors. The board of directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

                  (i) The voting rights, if any, of the holders of stock of such series;

                  (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

                  (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable;

                  (iv) The right to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of this corporation;

                  (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                  (vi) Any other designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of this certificate of incorporation, and to the full extent now or hereafter permitted by the laws of the State of Delaware.

                        (2) All shares of the Preferred Stock of any one series shall be identical to each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

                        (3) The number of authorized shares of Preferred Stock may be increased or decreased by the vote of a majority of the stock of this corporation entitled to vote.

      The Common Stock:

            At all elections of directors of this corporation, each holder of Common Stock shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single nominee for director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit."

           3. That the Stockholders of said corporation adopted said amendment by resolution at a meeting held at San Diego, California, on December 16, 1977 and the wording of the amended Article 4, is as set forth in the directors' resolution in Paragraph 2 above. The resolution in Paragraph 2 above was adopted by the vote of a majority of the number of issued and outstanding shares of Common Stock, the only class of stock entitled to vote thereon.

           4. That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


DATED:     December 29, 1977


                                      /s/ Kenneth M. Poovey
                                      ----------------------------------
                                      Kenneth M. Poovey, President


ATTEST:


/s/ Otto E. Sorensen
---------------------------------
Otto E. Sorensen, Assistant
  Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

            R. L. Burns and Harriet E. Clements certify:

            1. That they are the Chairman of the Board and Secretary, respectively, of R. L. Burns Corp., a Delaware Corporation.

            2. That at a meeting of the Board of Directors of said corporation, duly held at San Bernardino, California on October 6, 1975, the following resolution was adopted:

                "RESOLVED, that Article 4 of the Certificate of Incorporation of this corporation be amended to read as follows:

                                    ARTICLE 4

                The number of shares which this corporation shall have authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any within a class, is as follows:

                                                           Par Value
                                                           Per Share
                                                          or Statement
                                                          That Shares
                                         Number of        Are Without
      Class        Series (if any)        Shares           Par Value
      ---------   ----------------       ---------        ------------
      Preferred   To be issued in         500,000            $.10
                  series

      Common      None                 10,000,000            $.10

                The powers, preferences and rights, and the qualifications, limitations or restrictions thereof relating to the Preferred Stock and the Common Stock are:

      The Preferred Stock:

            (1) The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the board of directors. The board of directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

                  (i) The voting rights, if any, of the holders of stock of such series;

                  (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

                  (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable;

                  (iv) The right to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of this corporation;

                  (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                  (vi) Any other designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of this certificate of incorporation, and to the full extent now or hereafter permitted by the laws of the State of Delaware.

            (2) All shares of the Preferred Stock of any one series shall be identical to each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

            (3) The number of authorized shares of Preferred Stock may be increased or decreased by the vote of a majority of the stock of this corporation entitled to vote.

      The Common Stock:

            At all elections of directors of this corporation, each holder of Common Stock shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single nominee for director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit."

            3. That the Stockholders of said corporation adopted said amendment by resolution at a meeting held at San Bernardino, California, on November 21, 1975 and the wording of the amended Article 4, is as set forth in the directors' resolution in Paragraph 2 above. The resolution in Paragraph 2 above was adopted by the vote of a majority of the number of issued and outstanding shares of Common Stock, the only class of stock entitled to vote thereon.

            4. That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


DATED:     November 21, 1975


                               /s/ R.L. Burns
                               --------------------------------
                               R.L. Burns
                               Chairman of the Board


ATTEST:


/s/ Harriet E. Clements
--------------------------
Harriet E. Clements
Secretary

[SEAL]

                          CERTIFICATE OF INCORPORATION

                                       OF

                                R. L. BURNS CORP.

                                    ARTICLE 1

            The name of this corporation is R. L. Burns Corp.

                                    ARTICLE 2

           The address of this corporation's registered office in the State of Delaware is 229 South State Street, in the City of Dover, County of Kent. The name of this corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                    ARTICLE 3

           The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                    ARTICLE 4

           The number of shares which this corporation shall have authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any within a class, is as follws:

                                                          Par Value
                                                          Per Share
                                                          or Statement
                                                          That Shares
                                         Number of        Are Without
        Class      Series (if any)        Shares          Par Value
      ---------   ----------------       ---------        ------------
      Preferred   To be issued in         500,000            $.10
                  series

      Common      None                  5,000,000            $.10

           The powers, preferences and rights, and the qualifications, limitations or restrictions thereof relating to the Preferred Stock and the Common Stock are:

The Preferred Stock:

            (1) The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the board of directors. The board of directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

                  (i) The voting rights, if any, of the holders of stock of such series;

                  (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

                  (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable;

                  (iv) The right to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of this corporation;

                  (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                  (vi) Any other designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of this certificate of incorporation, and to the full extent now or hereafter permitted by the laws of the State of Delaware.

            (2) All shares of the Preferred Stock of any one series shall be identical to each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

            (3) The number of authorized shares of Preferred Stock may be increased or decreased by the vote of a majority of the stock of this corporation entitled to vote.

The Common Stock:

            At all elections of directors of this corporation, each holder of Common Stock shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single nominee for director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

                                    ARTICLE 5

            The name and mailing address of the incorporator is as follows:

                  Name               Mailing Address
            ---------------          --------------------------------
            Richard L. Burns         334 West Third Street
                                     Suite 400
                                     San Bernardino, California 92401

                                    ARTICLE 6

            The board of directors shall have the power, by resolution passed by a majority of the whole board, to make, alter or repeal by-laws.

                                    ARTICLE 7

            No action shall be taken by the stockholders except at an annual or special meeting of stockholders.

                                   ARTICLE 8

            Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                                    ARTICLE 9

            Section 1. The provision as to cumulative voting set forth in
ARTICLE 4 shall not be altered, amended or repealed except by the vote of eighty percent or more of the outstanding Common Stock.

            Section 2. By-laws shall not be made, altered or replealed by the stockholders of this corporation except by the vote of eighty percent or more of the stock of this corporation entitled to vote.

            THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 18th day of December, 1973.


                                          /s/ Richard L. Burns
                                          ---------------------------------
                                          Richard L. Burns

STATE OF CALIFORNIA         )
                            ) ss.
COUNTY OF SAN BERNARDINO    )

            BE IT REMEMBERED THAT on this 18th day of December, 1973, personally came before me, a Notary Public for the State of California, Richard L. Burns, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said certificate to be the act and deed of the signer and that the facts stated therein are true.

            GIVEN under my hand and seal of office the day and year aforesaid.


-------------------------------------
[SEAL]    WANDA R. WOLFF
          NOTARY PUBLIC                       /s/ Wanda R. Wolff
      SAN BERNARDINO COUNTY                   ----------------------
           CALIFORNIA                         Notary Public
My Commission Expires July 5, 1977
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